Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is made as of February 5, 2025 (the “Effective Date”), by and between Hyperscale Data, Inc., a Delaware corporation (the “Company”) and Orchid Finance LLC, a Nevada limited liability company (the “Investor”).

WHEREAS, the Company issued to the Investor that certain Term Note on April 29, 2024, in the principal amount of $1,705,000 (“Original Note”);

WHEREAS, as of the Effective Date, the Company owes the Investor, in principal and accrued but unpaid interest $1,925,141.71 owed under the Original Note;

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Company and the Investor desire to enter into a transaction wherein, in exchange for the Original Note, the Company shall issue to the Investor a new Convertible Promissory Note in the principal amount equal to $1,925,141.71, in the form attached hereto as Exhibit A (the “New Note”); and

WHEREAS, the issuance of the New Note pursuant to this Agreement is being made in accordance with and in reliance upon the exemptions from securities registration for offers and sales under Section 3(a)(9) of the under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Exchange; Forbearance. The closing of the Exchange (the “Closing”) will occur on or before February 7, 2025 (or such later date as the parties hereto may agree in writing) following the satisfaction or waiver of the conditions set forth herein (such date, the “Closing Date”). Pending the Closing up to and through 5:00 pm Eastern Standard time on February 7, 2025, the Investor shall take no action to enforce its rights under the Original Note. On the Closing Date, subject to the terms and conditions of this Agreement, the Investor and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Original Note for the New Note (such transactions in this Section 1, the “Exchange”) as follows:

1.1.       On the Closing Date, the Company shall issue the New Note to the Investor. On the Closing Date, the Investor shall be deemed for all purposes to have become the holder of record of the New Note, irrespective of the date the Company delivers the New Note to the Investor. Upon receipt of the New Note in accordance with this Section 1.1, all of the Investor’s rights under the Original Note shall be extinguished (including, without limitation, the rights to receive, as applicable, any premium, make-whole amount, accrued and unpaid interest or dividends thereon) and such Original Note shall be deemed cancelled, surrendered and extinguished.

1.2.       It shall be a condition to the obligation of the Investor, on the one hand, and the Company, on the other hand, to consummate the Exchange contemplated hereunder that the other party’s representations and warranties contained herein are true and correct on the Closing Date with the same effect as though made on such date, unless waived in writing by the party to whom such representations and warranties are made.

2.           Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

2.1       Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, and no claim, action or proceeding of any kind has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.2       Authorization. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby will not: (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which it is bound; or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Company.

2.3       Valid Issuance of the New Note. The New Note when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, and the Common Stock when issued in accordance with the terms of New Note, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents, as applicable.

2.4       Issuance of Common Stock. Upon the issuance of any Common Stock pursuant to the terms of this Agreement and the New Note, the Common Stock shall be freely tradable under Section 3(a)(9) of the Securities Act and Rule 144 thereunder as more fully described in the New Note. The holding period of the New Note for purposes of Rule 144 shall tack to the holding period of the Original Note for purposes of Rule 144. The Company will not take any position to the contrary and will cause its counsel to provide an opinion to the Company’s transfer agent regarding the foregoing in connection with any issuance of Common Stock upon conversion of the New Note.

2.5       Reservation of Common Stock. So long as the New Note remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Common Stock issuable upon conversion of the New Note then outstanding (the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

2.6       Compliance With Laws. The Company has complied in all material respects with all laws, rules, and regulations applicable to it and its business, and the Company has not received notice of any such violation.

2.7       Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any person or entity, not already obtained is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

3.           Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

3.1.       Organization. The Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The Investor is not in violation nor default of any of the provisions of its articles of organization, operating agreement or other organizational or charter documents. The Investor is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, and no claim, action or proceeding of any kind has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.2.       Authorization. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby will not: (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party or by which it is bound; or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor.

3.3.       Accredited Investor Status; Investment Experience; Investment Purpose. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the New Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the New Note. The Investor is acquiring the New Note, and acquired the Original Note, for its own account, for investment purposes only.

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3.4.       No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Note or the fairness or suitability of the investment in the New Note nor have such authorities passed upon or endorsed the merits of the offering of the New Note.

3.5.       Ownership of Securities. The Investor owns and holds, beneficially and of record, the entire right, title, and interest in and to the Original Note free and clear of all rights and Liens. The Investor has full power and authority to transfer and dispose of the Original Note to the Company free and clear of any right or Lien. Other than the transactions contemplated by this Agreement, there is no outstanding, plan, pending proposal, or other right of any person or entity to acquire all or any part of the Original Note or any shares of Common Stock issuable upon the delivery of any conversion notice and corresponding deduction of the face amount of the New Note.

3.6.       Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, executed any purchases or sales of the securities of the Company during the period commencing as of the time that the Investor first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Note covered by this Agreement. Other than to other Persons party to this Agreement, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

3.7.       Own Account. The Investor understands that the New Note is “restricted securities” and has not been registered under the Securities Act or any applicable state securities law and is acquiring the New Note as principal for its own account and not with a view to or for distributing or reselling such New Note or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing the New Note in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Note in violation of the Securities Act or any applicable state securities law. The Investor is acquiring the New Note hereunder in the ordinary course of its business.

3.8.       No Brokers. The Exchange will not involve the payment of, or giving of a commission, or other remuneration, directly or indirectly, for soliciting such Exchange or otherwise in connection with the Exchange.

4.           Additional Covenants

4.1.       Fees and Expenses. Except as otherwise set forth above, each party to this Agreement shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.2.       Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of the Company’s certificate of incorporation or other charter documents, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all of the provisions of this Agreement take all action as may be required to protect the rights of the Investor under this Agreement. Without limiting the generality of the foregoing or any other provision of this Agreement, the Company (a) shall not increase the par value of any shares of Common Stock issuable pursuant to the terms of this Agreement above the Conversion Price (as defined in the New Note) then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon issuance of such Common Stock to the Investor pursuant to the terms of this Agreement. Notwithstanding anything herein to the contrary, if at any time the Investor is not permitted receive all the shares of Common Stock the Investor is entitled to receive pursuant to the terms of this Agreement for any reason, the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to permit the issuance of such shares of Common Stock.

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5.           Miscellaneous

5.1.       Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2.     Governing Law; Exclusive Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

5.3.     Notices. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by email followed by overnight next business day delivery, to the address as provided for on the signature page to this agreement.

5.4.       Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

5.5.       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

5.6.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7.       Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive the Closing and delivery of the New Note.

6.           Definitions. For purposes of this Agreement, the following words and terms shall have the following meanings:

6.1.       “Common Stock” means shares of the Company’s class A common stock, par value $0.001 per share.

6.2.       “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

6.3.       “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

6.4.      “Transaction Documents” means this Agreement, the New Note, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

COMPANY:
HYPERSCALE DATA, INC.
By: ______________________________________
Name: Title:

Address for Notices: 11411 Southern Highlands Parkway, Suite 240 Las Vegas, NV 89141

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:
ORCHID FINANCE LLC
By: ______________________________________
Name: Title:

Address for Notices: EIN #:

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EXHIBIT A

Convertible Promissory Note